Exhibit 99.1

GulfMark Offshore, Inc September 2011 Investor Presentation - Pareto Securities Oil & Offshore Conference

Forward Looking Statements 2 Cautionary Statement Regarding Forward-Looking Statements This presentation contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, which involve known and unknown risk, uncertainties and other factors. Among the factors that could cause actual results to differ materially are: the price of oil and gas and its effect on industry conditions; industry volatility; fluctuations in the size of the offshore marine vessel fleet in areas where the Company operates; changes in competitive factors; delay or cost overruns on construction projects and other material factors that are described from time to time in the Company's filings with the SEC, including the Company's Form 10-K for the year ended December 31, 2010. Consequently, the forward-looking statements contained herein should not be regarded as representations that the projected outcomes can or will be achieved. NYSE: GLF www.GulfMark.com

3 Total Revenue in Backlog (in thousands of dollars) Average Day Rate in Backlog

4 Global Vessel Diversification 4 West Africa AHTS 2 US Gulf PSV 10 FSV/Crew 3 Mexico AHTS 2 Crew 1 Trinidad PSV 6 FSV/Crew 4 Brazil PSV 7 AHTS 1 SpV 1 North Sea PSV 21 AHTS 1 SpV 1 Worldwide PSV 47 AHTS 17 FSV/Crew 8 SpV 2 Total 74 SE Asia PSV 3 AHTS 11 Revenue Breakout by Region - Trailing Twelve Months Ended June 30, 2011 North Sea 43% Southeast Asia 18% 17% 22% Gulf of Mexico Rest of Americas Americas

Dry Powder Continues to Grow (in thousands of dollars) 5 (CHART)

6 Consistent Reduction in Net Debt Position (CHART)

Current Debt Structure 7 $160 million Sr. Notes, 7.75% - Matures July 2014 - Call Premium of 1.292%, or $2.1 million $200 million Term-Loan, LIBOR+2.5%, $150 million Outstanding - Goes to Current Classification on December 31 (Matures 2012) - $100 million Portion Fixed at 4.15%, Effective Rate of 5.9% $175 million Revolver, LIBOR+0.8%, $10 million Outstanding - $25 million Available in the U.S. - Effective Rate of 1.2% - Begins to Reduce by $15.2 million Per Year Beginning in December 2011 - Matures June 2013

Benefits of Geographic Diversification 8

Gulf of Mexico: Deepwater Utilization on Recovery 9 Decreased Exposure to U.S. Gulf of Mexico by Approximately 50% Lower Utilization, but also Lower Revenue Exposure in the U.S. Gulf of Mexico Option Value of Positioning Vessels on Short-Term Contracts in Trinidad Ability to Quickly Capitalize on a Recovery in the U.S. Gulf of Mexico Supply Constraint of Deepwater Vessels Due to the Disproportionate Movement of Higher Specification Vessels Out of the Gulf of Mexico as Compared to Lower Specification Vessels Vessel Differentiation Based on Safety, Quality, and Training Due to the Deepwater Horizon Event, we Anticipate a Preference for Our Highly Trained Mariners and the Modern Safety Equipment on Our Vessels Aggressively Dry-Docking and Modifying Existing Fleet in Anticipation of U.S. Gulf of Mexico Recovery

Long Term Revenue & EBITDA (in millions of dollars) 10 * Note: Adjusted for Special Items, See Supporting Information at the end of this Presentation (CHART)

2011 by Quarter - Actual and Consensus (in thousands of dollars) 11 * Consensus: As compiled by Thomson One - First Call as of August 22, 2011

Strong Customer Base 12 Note: Percentages Based on Vessel Count as of August 1, 2011

The GulfMark Fleet 13

GulfMark Fleet by Vintage 14 Average Fleet Age at July 31, 2011 was 8.2 Years Vessels Built in Year Vessels Built in Year (CHART)

Worldwide Vessel Fleet by Category 15 (CHART) Source: Pareto Securities Equity Research - March 2011 Vessel categorization AHTS Size (bhp) Category Spec <10,000 AHTS Small Low-end 10,000-14,999 AHTS Medium High-end 15,000-19,999 AHTS Large High-end >19,999 AHTS X-Large High-end Size (dwt) Category Spec <3,000 PSV Small Low-end 3,000-4,499 PSV Medium High-end >4,499 PSV Large High-end PSV

16 Vessel Dispositions Demonstrate Long-Term Value North Traveller 2010 1998 12 18,692,000 17,775,436 105% Seapower 2010 1974 36 380,000 1,355,389 28% Sea Searcher 2009 1976 33 2,000,000 1,298,096 154% Highland Sprite 2009 1986 23 5,075,000 6,935,050 73% North Fortune 2008 1983 25 19,000,000 9,955,746 191% Sea Eagle 2008 1976 32 2,000,000 985,754 203% Sem Valiant 2008 1981 27 2,600,000 2,798,898 93% North Crusader 2008 1984 24 19,000,000 12,380,504 153% Sea Diligent 2008 1981 27 3,950,000 2,805,178 141% Sea Endeavour 2007 1981 26 2,500,000 2,573,100 97% Sea Explorer 2007 1981 26 5,125,000 2,821,841 182% Sem Courageous 2007 1981 26 2,500,000 2,132,069 117% North Prince 2007 1978 29 5,650,000 7,212,539 78% Sentinel 2006 1979 27 7,400,000 4,733,578 156% Highland Patriot 2006 1982 24 10,800,000 7,289.049 148% Average Age 26 Total Average 128%

17 Young & Versatile Fleet Major Construction & Acquisition Programs Underway Since 2000 July 2011 Vessels built prior to January 1990 Vessels built or acquired between January 1990 and January 2000 Vessels built or acquired after January 2000

18 New Build Program Announced Three New Platform Supply Vessels Announced Expected to Operate in North Sea Region, Built by Remontowa Shipbuilding SA, Gdansk, Poland Total Cost of Three Vessels Estimated to be $120 million $20 million in 2011 $55 million in 2012 $45 million in 2013 Funding Expected to be from Cash on Hand and Cash Flow Generated from Operations Delivery Q2/2013 Q3/2013 Delivery Q3/2013 One MMC879CD 850m2 Deck DP2 Two MMC887CD 1000m2 Deck DP2

Financial Information 19

20 2011 Q2 vs. Q1 (in thousands of dollars, excluding special items)

21 Quarter Ended June 30, 2011 (in thousands of dollars, excluding special items) Revenues $ 43,836 $ 15,678 $ 37,396 96,911 $ Direct operating expenses 20,727 47.3% 2,887 18.4% 23,295 62.3% 46,908 48.4% Drydock expense 2,371 5.4% 1,755 11.2% (443) -1.2% 3,683 3.8% General and administrative expenses (Regional) 2,689 6.1% 761 4.9% 1,929 5.2% 5,379 5.6% General and administrative expenses (Corporate) - 0.0% - 0.0% - 0.0% 5,530 5.7% Depreciation expense 4,970 11.3% 2,431 15.5% 7,132 19.1% 14,982 15.5% (Gain) loss on sale of assets - 0.0% - 0.0% - 0.0% - 0.0% Operating Income $ 13,078 29.8% $ 7,844 50.0% $ 5,484 14.7% $ 20,428 21.1% Pre-Gain Operating Income $ 13,078 29.8% $ 7,844 50.0% $ 5,484 14.7% $ 20,428 21.1% EBITDA (Pre Gain) $ 18,049 41.2% $ 10,275 65.5% $ 12,616 33.7% $ 35,411 36.5% Interest expense (5,630) Interest income 119 Foreign currency gain (loss) and other 73 Income before income taxes $ 14,990 Income tax benefit (provision) (1,699) 11.3% Net Income $ 13,291 Diluted Earnings Per Share $ 0.51 Diluted Earnings Per Share (Before Gains) $ 0.51 Weighted average diluted common shares 25,949 Consolidating Income Statement for the Three Months Ended Jun 30, 2011 North Sea Southeast Asia Americas Total

22 Investment Highlights Industry Leaders in HSE Performance & People Development Strong Demand for Modern Offshore Marine Equipment Global Presence and Operations Expertise Financial Stability & Flexibility to Pursue Opportunities Growth through Acquisition and New Construction Young, Versatile, High-Specification Fleet

Reconciliation of Adjusted EBITDA 23 EBITDA is defined as net income (loss) before interest expense, net, income tax provision, and depreciation and amortization, which includes impairment. Adjusted EBITDA is calculated by adjusting EBITDA for certain items that we believe are non-cash or unusual, consisting of: (i) loss from unconsolidated ventures; (ii) minority interest; and (iii) other (income) expense, net. EBITDA and Adjusted EBITDA are not measurements of financial performance under GAAP and should not be considered as an alternative to cash flow data, a measure of liquidity or an alternative to income from operations or net income as indicators of our operating performance or any other measures of performance derived in accordance with GAAP. EBITDA and Adjusted EBITDA are presented because we believe they are used by security analysts, investors and other interested parties in the evaluation of companies in our industry. However, since EBITDA and Adjusted EBITDA are not measurements determined in accordance with GAAP and are thus susceptible to varying calculations, EBITDA and Adjusted EBITDA as presented may not be comparable to other similarly titled measures of other companies.